EXHIBIT 99.2

CLASSIFIED – INTERNAL USE Second Quarter 2016 Results August 8, 2016

2 CLASSIFIED – INTERNAL USE Forward - Looking Statements Forward - looking statements in this presentation regarding our strategic initiatives, future performance, revenues, EBITDA, capital investments, anticipated number and timing of new restaurant openings (including Red Robin Burger Works), the anticipated number and timing of restaurant remodels under the Brand Transformation Initiative, anticipated costs, expenses including depreciation, amortization, and interest expense, tax rate, statements under the heading “Outlook for 2016” and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “anticipate,” “intend,” “plan,” “project” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward - looking statements. We undertake no obligation to update such statements to reflect events or circumstances arising after such date, and we caution investors not to place undue reliance on any such forward - looking statements. Forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of our business improvement initiatives; ability to fulfill planned expansion and restaurant remodeling; the effectiveness of our marketing strategies and initiatives to achieve restaurant sales growth; the cost and availability of key food products, labor, and energy; our ability to achieve anticipated revenue and cost savings from our new technology systems and tools in the restaurants and other initiatives; our ability to increase our to - go and other offerings; availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; federal, state, and local regulation of our business; and other risk factors described from time to time in the Company’s Form 10 - K, Form 10 - Q, and Form 8 - K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation may also contain non - GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results, and providing meaningful period - to - period comparisons. For a reconciliation of non - GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q2 press release posted on redrobin.com.

3 CLASSIFIED – INTERNAL USE

4 CLASSIFIED – INTERNAL USE We are the Burger Authority!

5 CLASSIFIED – INTERNAL USE Areas for Improvement Faster Experience • Improving speed - to - table, total dine time • Implementing KDS and table management Better Value • Quality, quantity and price • Highlighting everyday value • Special offers for Red Robin Royalty members Increase Top of Mind • Making marketing investments work harder • Drive top - of - mind awareness

6 CLASSIFIED – INTERNAL USE Foundation Set – Moving Forward!

CLASSIFIED – INTERNAL USE 7 Financial Update

8 CLASSIFIED – INTERNAL USE Red Robin Q2 - 2016 Results • Total revenues increased 4.3% • Comparable restaurant revenue was down 3.2%, at constant currency rates • Restaurant - level operating (1) profit was 20.9% compared to 22.5% in prior year • Adjusted EBITDA (1) was $34.5 million, a decrease of 1.6% from prior year • Net income was $7.6 million compared to $11.2 million in 2015. Adjusted net income (1) was $10.3 million • Diluted EPS was $0.55 compared to $0.78 in Q2 2015. Adjusted diluted EPS (1) was $0.75, a decrease of 3.8% from prior year • Repurchased $20 million of common stock (1) See reconciliation of non - GAAP financial measures to the most comparable GAAP financial measures in Appendix.

9 CLASSIFIED – INTERNAL USE Adjusted Earnings Per Diluted Share (1) $0.82 $0.68 $0.50 $0.66 $1.10 $0.78 $0.58 $0.86 $1.27 $0.75 $0.15 $0.35 $0.55 $0.75 $0.95 $1.15 $1.35 Q1 Q2 Q3 Q4 2014 2015 2016 9 (1) See appendix for reconciliation of non - GAAP Adjusted Earnings Per Diluted Share to Earnings Per Diluted share

10 CLASSIFIED – INTERNAL USE Comparable Restaurant Revenue Trend (1) 5.4% 1.2% 0.9% 3.6% 3.1% 2.9% 3.5% - 2.0% - 2.6% - 3.2% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 (1) Calculated at constant currency rates.

11 CLASSIFIED – INTERNAL USE Market Share – Year Over Year 2.4% 1.7% 1.1% - 0.8% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 2013 2014 2015 2016 Traffic Performance vs. Industry Source: Based on Black Box Intelligence Casual Dining (All Cuisine) peers as of July 10, 2016 YTD

12 CLASSIFIED – INTERNAL USE Market Share – Year Over Year 4.9% 3.2% 1.2% - 1.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 2013 2014 2015 2016 Sales Performance vs. Industry Source: Based on Black Box Intelligence Casual Dining (All Cuisine) peers as of July 10, 2016 YTD

13 CLASSIFIED – INTERNAL USE Q2 - 16 Sales Highlights Q2 - 16 (12 Weeks) Q2 - 15 (12 Weeks) Change Q2 - 16 YTD (28 Weeks) Q2 - 15 YTD (28 Weeks) Change Restaurant revenue $302.1 million $288.7 million 4.6% $698.9 million $677.2 million 3.2% Total company revenues $305.5 million $293.0 million 4.3% $707.7 million $687.9 million 2.9% Company - owned comp revenue (2) - 3.2% 2.9% - 2.7% 3.1% Price/Mix 0.7% 2.4% 1.3% 2.2% Guest counts - 3.9% 0.5% - 4.0% 0.9% Franchised comp revenue - 3.0% 6.6% - 1.2% 6.9% Company avg. weekly revenue/unit (1)(2) – total $55,912 $58,208 - 3.9% $56,497 $58,677 - 3.7% Company avg. weekly revenue/unit (1)(2) – comp $56,373 $58,171 - 3.1% $57,107 $58,686 - 2.7% Avg. weekly restaurant level operating profit/unit (1)(2) – comp $12,143 $13,302 - 8.7% $12,829 $13,566 - 5.4% Red Robin operating weeks (1) 5,372 4,916 9.3% 12,303 11,442 7.5% Burger Works operating weeks 132 120 10.0% 289 254 13.8% Net sales/sq. ft (TTM) $458 $467 - 1.9% (1) Excludes Red Robin Burger Works ® fast casual restaurants (2) Based on constant currency rates

14 CLASSIFIED – INTERNAL USE 22.4% 22.2% 19.5% 21.3% 23.0% 22.5% 21.6% 21.9% 22.5% 20.9% 16.0% 17.0% 18.0% 19.0% 20.0% 21.0% 22.0% 23.0% 24.0% 25.0% Q1 Q2 Q3 Q4 2014 2015 2016 Restaurant Level Operating Profit (1) Margins 14 (1) See reconciliation of non - GAAP restaurant - level operating profit to income from operations and net income in Appendix

15 CLASSIFIED – INTERNAL USE $37.0 $29.3 $25.6 $31.1 $47.0 $35.0 $31.2 $35.0 $51.0 $34.5 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 Q1 Q2 Q3 Q4 2014 2015 2016 9.3% Growth Trailing 4 Quarters Q2 2016 $151.6M Q2 2015 $138.7M Adjusted EBITDA (1) ($ in millions) 15 (1) See appendix for reconciliation of non - GAAP Adjusted EBITDA to Net Income

16 CLASSIFIED – INTERNAL USE 2016 Outlook • Total revenue growth around 5.0% • Comparable restaurant revenue growth down approximately 2.0% • Restaurant - level operating profit margin in fiscal 2016 expected to be around 21.0% • General and administrative costs expected to be between $94 million and $96 million, selling expenses expected to be approximately 3.2% of total revenues • Depreciation and amortization projected to be between $83 and $85 million • Interest expense expected to be approximately $7 million and income tax rate expected to be in range of 20.0% to 21.0% • Adjusted EBITDA is expected to range between $145 million and $150 million • Open approximately 24 new Red Robin restaurants, 3 Red Robin Burger Works, complete around 70 remodels • Capital investments expected to be $190 million to $195 million including 13 restaurants acquired in first quarter

CLASSIFIED – INTERNAL USE 17 Immediate Changes

18 CLASSIFIED – INTERNAL USE New Tavern Menu Offerings

19 CLASSIFIED – INTERNAL USE Happy Hour

20 CLASSIFIED – INTERNAL USE Red Robin Royalty 5.8 million members and growing!

21 CLASSIFIED – INTERNAL USE Renewed Focus on Bottomless

22 CLASSIFIED – INTERNAL USE Improving Red Robin Service • Making investments in incremental labor • Improving peak - hour performance on high - volume weekend days • Already seeing improvements in Guest Voice ratings and peak - hour volumes • KDS rollout complete end of August

23 CLASSIFIED – INTERNAL USE Improved Marketing

24 CLASSIFIED – INTERNAL USE Regaining Our Winning Edge 24

25 CLASSIFIED – INTERNAL USE Thank you entire Red Robin Team! 17

CLASSIFIED – INTERNAL USE 26 Appendix

27 CLASSIFIED – INTERNAL USE Q2 - 16 Restaurant Results (1) See reconciliation of non - GAAP restaurant - level operating profit to income from operations and net income on slide 32 in Appendix 27 % of Restaurant Revenue Q2 - 16 % of Restaurant Revenue Q2 - 15 Favorable (Unfavorable) Cost of sales 23.4% 24.8% 140 bps Labor 34.0% 32.4% (160 bps) Other operating 13.4% 12.3% (110 bps) Occupancy 8.3% 8.0% (30 bps) Restaurant Level Operating Profit (1) 20.9% 22.5% (160 bps)

28 CLASSIFIED – INTERNAL USE Adjusted Net Income (1) $11.9 $9.8 $7.2 $9.4 $15.6 $11.2 $8.3 $12.0 $17.6 $10.3 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1 Q2 Q3 Q4 2014 2015 2016 ($ in millions) 28 (1) See reconciliation of non - GAAP Adjusted Net Income to Net Income on slide 31 in Appendix

29 CLASSIFIED – INTERNAL USE $36.0 $20.1 $26.8 $40.7 $36.0 $31.3 $34.0 $39.6 $42.5 $24.6 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Q1 Q2 Q3 Q4 2014 2015 2016 Cash Flow from Operations ($ in millions) 29 4.3% TTM Growth Q2 2016 $140.6M Q2 2015 $134.8M

30 CLASSIFIED – INTERNAL USE Q2 - 16 Commodity Update 30 % of Total COGS in Q2 - 16 Market vs. Contract Ground beef 15.7% Market Poultry 11.3% 100% covered through 12/16 Steak fries 10.0% Contract through 10/16 Produce 7.2% 90% covered through 10/16 Meat 7.1% Bacon 60% contracted through 9/16; Prime rib 100% contracted through 12/16 Bread 6.2% Contract through 12/16 Seafood 3.0% Cod through 12/16; Shrimp through 12/16 Fry oil 1.7% Contract through 3/17

31 CLASSIFIED – INTERNAL USE Reconciliation of Adjusted Net Income to Net Income and Adjusted Earnings Per Diluted Share to Earnings Per Diluted Share 31 2014 2015 2016 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Net income as reported $ 11,944 $ 9,470 $ 7,208 $ 3,939 $ 16,565 $ 11,166 $ 8,282 $ 11,691 $ 14,225 $ 7,552 Adjustments to net income: Litigation reserves - - - - - - - - 3,900 - Impairment and closure charges - - - 8,833 - - 581 825 3,860 Change in estimate for gift card breakage - - - - (1,369) - - - - - Executive transition & severance - 544 - - - - - - - - Income tax expense of adjustments - (183) - (3,379) 439 - - (227) (1,356) (1,153) Adjusted net income $ 11,944 $ 9,831 $ 7,208 $ 9,393 $ 15,635 $ 11,166 $ 8,282 $ 12,045 $ 17,594 $ 10,259 Diluted net income per share: Net income as reported $ 0.82 $ 0.65 $ 0.50 $ 0.28 $ 1.16 $ 0.78 $ 0.58 $ 0.84 $ 1.03 $ 0.55 Adjustments to net income: Litigation reserves - - - - - - - - 0.28 - Impairment and closure charges - - - 0.62 - - - 0.04 0.06 0.28 Change in estimate for gift card breakage - - - - (0.09) - - - - - Executive transition & severance - 0.04 - - - - - - - - Income tax expense of adjustments - (0.01) - (0.24) 0.03 - - (0.02) (0.10) (0.08) Adjusted EPS – diluted $ 0.82 $ 0.68 $ 0.50 $ 0.66 $ 1.10 $ 0.78 $ 0.58 $ 0.86 $ 1.27 $ 0.75 ($ in thousands, except per share data)

32 CLASSIFIED – INTERNAL USE Restaurant Level Operating Profit Reconciliation to Income from Operations and Net Income 32 ($ in thousands) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Restaurant revenue $334,995 $251,818 $263,883 $278,439 $388,509 $288,704 $279,496 $282,189 $396,770 $302,117 Restaurant operating costs (1) : Cost of sales 84,220 63,689 68,241 71,071 97,950 71,665 68,197 66,825 92,325 70,831 Labor 110,921 82,572 88,918 90,246 124,356 93,513 92,097 93,551 132,984 102,847 Other operating 40,597 31,022 34,124 35,229 46,584 35,356 36,144 36,260 49,708 40,275 Occupancy 24,282 18,618 21,222 22,612 30,147 23,210 22,804 23,846 32,498 24,905 Restaurant-level operating profit 74,975 55,917 51,378 59,281 89,472 64,960 60,254 61,707 89,255 63,259 Add – Franchise royalties, fees and other revenue 5,489 4,315 3,493 3,670 6,392 4,275 3,916 4,111 5,356 3,432 Deduct – Other operating: Depreciation and amortization 18,886 14,120 15,209 16,364 23,003 17,260 18,618 18,493 23,951 19,159 General and administrative expenses 32,100 20,442 20,106 22,103 34,995 23,044 23,709 21,257 35,880 19,972 Selling 10,323 9,878 7,725 9,481 13,066 11,082 7,899 8,027 11,408 11,047 Pre-opening and acquisition costs 2,113 2,326 2,605 1,220 955 1,369 2,239 2,445 2,372 2,238 Asset impairment - - - 8,833 - - - 581 825 3,860 Total other operating 63,422 46,766 45,645 58,001 72,019 52,755 52,465 50,803 74,436 56,276 Income from operations 17,042 13,466 9,226 4,950 23,845 16,480 11,705 15,015 20,175 10,415 Interest expense, net and other 674 475 986 690 1,060 904 1,098 747 1,638 1,486 Income tax expense 4,424 3,521 1,032 321 6,220 4,410 2,325 2,577 4,312 1,377 Total other 5,098 3,996 2,018 1,011 7,280 5,314 3,423 3,324 5,950 2,863 Net income $11,944 $9,470 $7,208 $3,939 $16,565 $11,166 $8,282 $11,691 $14,225 $7,552 2014 2015 2016 (1) Excluding depreciation and amortization which is shown separately

33 CLASSIFIED – INTERNAL USE EBITDA and Adjusted EBITDA Reconciliation to Net Income 33 2014 2015 2016 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Net income as reported $11,944 $9,470 $7,208 $3,939 $16,565 $11,166 $8,282 $11,691 $14,225 $7,552 Adjustments to net income: Income tax expense 4,424 3,521 1,032 321 6,220 4,410 2,325 2,577 4,312 1 ,377 Interest expense, net 689 619 927 720 1,088 805 777 959 1,655 1,555 Depreciation and amortization 18,886 14,120 15,209 16,364 23,003 17,260 18,618 18,493 23,951 19,159 Non - cash stock - based compensation 1,009 1,021 1,178 959 1,446 1,403 1,194 681 2,090 989 EBITDA $36,952 $28,751 $25,554 $22,303 $48,322 $35,044 $31,196 $34,401 $46,233 $30,632 Litigation reserves - - - - - - - - 3,900 - Impairment and closure charges - - - 8,833 - - - 581 825 3,860 Change in estimate for gift card breakage - - - - (1,369) - - - - - Executive transition costs - 544 - - - - - - - - Adjusted EBITDA $36,952 $29,295 $25,554 $31,136 $46,953 $35,044 $31,196 $34,982 $50,958 $34,492 ($ in thousands)